COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
ENVIRONMENTAL MATTERS
The Company is subject to various federal, state, local, and foreign government requirements relating to the protection of the environment. The Company believes that, as a general matter, the Company's policies, practices, and procedures are properly designed to prevent unreasonable risk of environmental damage and personal injury and that the handling, manufacture, use, and disposal of hazardous substances are in accordance with environmental and safety laws and regulations. However, mainly because of past operations and operations of predecessor companies, the Company, like other companies engaged in similar businesses, incurred remedial response and voluntary cleanup costs for site contamination and is a party to lawsuits and claims associated with environmental and safety matters, including past production of products containing hazardous substances. Additional lawsuits, claims, and costs involving environmental matters are likely to continue to arise in the future.
With respect to environmental matters involving site contamination, the Company continually conducts studies, individually or jointly with other potentially responsible parties, to determine the feasibility of various remedial techniques. It is the Company's policy to record appropriate liabilities for environmental matters when remedial efforts or damage claim payments are probable and the costs can be reasonably estimated. Such liabilities are based on our best estimate of the undiscounted future costs required to complete the remedial work. The recorded liabilities are adjusted periodically as remediation efforts progress or as additional technical, regulatory, or legal information becomes available. Given the uncertainties regarding the status of laws, regulations, enforcement policies, the impact of other potentially responsible parties, technology, and information related to individual sites, the Company does not believe it is possible to develop an estimate of the range of reasonably possible environmental loss in excess of the Company's recorded liabilities. The Company expects to fund expenditures for these matters from operating cash flows. The timing of cash expenditures depends on a number of factors, including the timing of remedial investigations and feasibility studies, the timing of litigation and settlements of remediation liability, personal injury and property damage claims, regulatory approval of cleanup projects, remedial techniques to be utilized, and agreements with other parties.
The following table summarizes information concerning the Company's recorded liabilities for environmental costs:

	Years Ended December 31,
	2023	2022	2021
Beginning of year	$615	$618	$660
Accruals for environmental matters deemed probable and reasonably estimable	222	186	168
Environmental liability payments	(196)	(211)	(210)
Other	—	22	—
End of year	$641	$615	$618
Environmental liabilities are included in the following balance sheet accounts:

	December 31,
	2023	2022
Accrued liabilities	$227	$222
Other liabilities	414	393
Total environmental liabilities	$641	$615
The Company does not currently possess sufficient information to reasonably estimate the amounts of environmental liabilities to be recorded upon future completion of studies, litigation, or settlements, and neither the timing nor the amount of the ultimate costs associated with environmental matters can be determined, although they could be material to the Company's consolidated results of operations and operating cash flows in the periods recognized or paid. However, considering the Company's past experience and existing reserves, the Company does not expect that environmental matters will have a material adverse effect on its consolidated financial position.
In conjunction with the Resideo spin-off, the Company entered into an indemnification and reimbursement agreement with a Resideo subsidiary, pursuant to which Resideo’s subsidiary has an ongoing obligation to make cash payments to Honeywell in amounts equal to 90% of Honeywell’s annual net spending for environmental matters at certain sites as defined in the agreement. The amount payable to Honeywell in any given year is subject to a cap of $140 million, and the obligation will continue until the earlier of December 31, 2043, or December 31 of the third consecutive year during which the annual payment obligation is less than $25 million.
Reimbursements associated with this agreement are collected from Resideo quarterly and were $140 million in both 2023 and 2022 and offset operating cash outflows incurred by the Company. As the Company incurs costs for environmental matters deemed probable and reasonably estimable related to the sites covered by the indemnification and reimbursement agreement, a corresponding receivable from Resideo for 90% of such costs is also recorded. This receivable amount recorded in 2023 and 2022 was $187 million and $157 million, respectively. As of December 31, 2023, Other current assets and Other assets included $140 million and $521 million, respectively, for the short-term and long-term portion of the receivable amount due from Resideo under the indemnification and reimbursement agreement. As of December 31, 2022, Other current assets and Other assets included $140 million and $474 million, respectively, for the short-term and long-term portion of the receivable amount due from Resideo under the indemnification and reimbursement agreement.
ASBESTOS MATTERS
Honeywell is named in asbestos-related personal injury claims related to NARCO, which was sold in 1986, and the Bendix Friction Materials (Bendix) business, which was sold in 2014.
The following tables summarize information concerning NARCO and Bendix asbestos-related balances:
ASBESTOS-RELATED LIABILITIES

	Year Ended December 31, 2023			Year Ended December 31, 2022			Year Ended December 31, 2021
	Bendix	NARCO	Total	Bendix	NARCO	Total	Bendix	NARCO	Total
Beginning of year	$1,291	$1,325	$2,616	$1,372	$689	$2,061	$1,441	$779	$2,220
Accrual for update to estimated liability	43	5	48	93	(634)	(541)	64	31	95
Change in estimated cost of future claims	423	—	423	41	—	41	29	—	29
Update of expected resolution values for pending claims	56	—	56	1	—	1	3	—	3
Asbestos-related liability payments	(169)	(5)	(174)	(216)	(55)	(271)	(165)	(121)	(286)
NARCO Buyout	—	(1,325)	(1,325)	—	1,325	1,325	—	—	—
End of year	$1,644	$—	$1,644	$1,291	$1,325	$2,616	$1,372	$689	$2,061
INSURANCE RECOVERIES FOR ASBESTOS-RELATED LIABILITIES

	Year Ended December 31, 2023			Year Ended December 31, 2022			Year Ended December 31, 2021
	Bendix	NARCO	Total	Bendix	NARCO	Total	Bendix	NARCO	Total
Beginning of year	$130	$135	$265	$142	$221	$363	$148	$254	$402
Probable insurance recoveries related to estimated liability	11	—	11	5	2	7	7	—	7
Insurance receipts for asbestos-related liabilities	(18)	(21)	(39)	(17)	(20)	(37)	(13)	(33)	(46)
Insurance receivables settlements and write-offs	—	(26)	(26)	—	(68)	(68)	—	—	—
End of year	$123	$88	$211	$130	$135	$265	$142	$221	$363
NARCO and Bendix asbestos-related balances are included in the following balance sheet accounts:

	December 31,
	2023	2022
Other current assets	$41	$41
Insurance recoveries for asbestos-related liabilities	170	224
Total insurance recoveries for asbestos-related liabilities	$211	$265
Accrued liabilities	$154	$1,436
Asbestos-related liabilities	1,490	1,180
Total asbestos-related liabilities[1]	$1,644	$2,616

1
As of December 31, 2022, Accrued liabilities included the Buyout Amount, as described and defined below, agreed upon between Honeywell and the Trust. The Buyout Amount does not represent an asbestos-related liability.

NARCO Products – NARCO manufactured high-grade, heat-resistant, refractory products for various industries. Honeywell’s predecessor, Allied Corporation, owned NARCO from 1979 to 1986. Allied Corporation sold the NARCO business in 1986 and entered into a cross-indemnity agreement which included an obligation to indemnify the purchaser for asbestos claims, arising primarily from alleged occupational exposure to asbestos-containing refractory brick and mortar for high-temperature applications. NARCO ceased manufacturing these products in 1980 and filed for bankruptcy in January 2002, at which point in time all then current and future NARCO asbestos claims were stayed against both NARCO and Honeywell pending the reorganization of NARCO. The Company established its initial liability for NARCO asbestos claims in 2002.
NARCO emerged from bankruptcy in April 2013, at which time a federally authorized 524(g) trust was established to evaluate and resolve all existing NARCO asbestos claims (the Trust). Both Honeywell and NARCO are protected by a permanent channeling injunction barring all present and future individual actions in state or federal courts and requiring all asbestos-related claims based on exposure to NARCO asbestos-containing products to be made against the Trust (Channeling Injunction). The NARCO Trust Agreement (TA) and the NARCO Trust Distribution Procedures (TDP) set forth the structure and operating rules of the Trust, and established Honeywell’s evergreen funding obligations.
The operating rules per the TDP define criteria claimants must meet for a claim to be considered valid and paid. Once operational in 2014, the Trust began to receive, process, and pay claims. In September 2021, Honeywell filed suit against the Trust in the United States Bankruptcy Court for the Western District of Pennsylvania (Bankruptcy Court) alleging that the Trust breached its duties in managing the Trust, including breaches of certain provisions of the TA and TDP. Honeywell's lawsuit sought appropriate relief preventing the Trust from continuing these practices. The Trust also filed suit against Honeywell, alleging Honeywell breached its obligations under the Trust's governing documents. Honeywell moved to dismiss the Trust’s suit, and on December 15, 2021, the Bankruptcy Court granted Honeywell’s motion to dismiss subject to granting the Trust leave to file an amended complaint. On December 28, 2021, the Trust filed an answer with counterclaims in response to Honeywell’s complaint and in lieu of filing an amended complaint. The Bankruptcy Court conducted a trial on these matters during May 2022; following the trial, the Company and the Trust began discussing a potential settlement of Honeywell’s remaining obligations to the Trust.
On November 18, 2022, Honeywell entered into a definitive agreement (Buyout Agreement) with the Trust, and on November 20, 2022, in exchange for the NARCO Trust Advisory Committee (TAC) and Lawrence Fitzpatrick, in his capacity as the NARCO Asbestos Future Claimants Representative (FCR), becoming parties to the Buyout Agreement, Honeywell, the Trust, the TAC, and the FCR entered into an Amended and Restated Buyout Agreement (Amended Buyout Agreement).
Pursuant to the terms of the Amended Buyout Agreement, Honeywell agreed to make a one-time, lump sum payment in the amount of $1.325 billion to the Trust (Buyout Amount), subject to certain deductions as described in the Amended Buyout Agreement and in exchange for the release by the Trust of Honeywell from all further and future obligations of any kind related to the Trust and/or any claimants who were exposed to asbestos-containing products manufactured, sold, or distributed by NARCO or its predecessors, including Honeywell’s ongoing evergreen obligation to fund (i) claims against the Trust, which comprise Honeywell’s NARCO asbestos-related claims liability, and (ii) the Trust’s annual operating expenses, which are expensed as incurred, including its legal fees (which operating expenses, for reference, were approximately $30 million in 2022) (such evergreen obligations referred to in (i) and (ii), Honeywell Obligations) (the NARCO Buyout).
On December 8, 2022, the Bankruptcy Court issued an order that (A) approved the Amended Buyout Agreement, and (B) declared that the NARCO Channeling Injunction (which bars all past, present, and future individual actions in state or federal courts based on exposure to NARCO asbestos-containing products and requires all such claims to be made against the Trust) will remain in full force and effect without modification, dissolution, or termination (Order).
On December 14, 2022, HWI, the reorganized and renamed entity that emerged from the NARCO bankruptcy, entered into a definitive agreement (Sale Agreement) pursuant to which an affiliate of Platinum Equity, LLC agreed to acquire HWI (HWI Sale) subject to the terms set forth in the Sale Agreement, including customary conditions to closing set forth therein. In accordance with the Amended Buyout Agreement, the economic rights of the Trust in respect of the net proceeds from the HWI Sale inure to the benefit of Honeywell.
On January 30, 2023, the Company paid the Buyout Amount to the Trust, the parties closed the transactions contemplated in the Amended Buyout Agreement (Closing), and Honeywell was released from the Honeywell Obligations. Honeywell continues to have the right to collect proceeds in connection with its NARCO asbestos-related insurance policies.
With the issuance of the Order, the Company derecognized the NARCO asbestos-related liability of $688 million from the Consolidated Balance Sheet and recognized a charge of $1.325 billion in the Consolidated Statement of Operations and accrued a corresponding liability in the Consolidated Balance Sheet for the Buyout Amount. In addition, the Company recognized a benefit of $295 million in the Consolidated Statement of Operations and corresponding asset in Other current assets in the Consolidated Balance Sheet for Honeywell's rights to the proceeds from the HWI Sale. The benefit of $295 million offset the charge for the Buyout Amount.
On February 16, 2023, the HWI Sale closed. Pursuant to the Amended Buyout Agreement, during 2023, Honeywell received $275 million of proceeds from the HWI sale. See Note 12 Fair Value Measurements for further information on the related proceeds and remaining amount under the Amended Buyout Agreement.
Bendix Products – Bendix manufactured automotive brake linings that contained chrysotile asbestos in an encapsulated form. Claimants consist largely of individuals who allege exposure to asbestos from brakes from either performing or being in the vicinity of individuals who performed brake replacements. The following tables present information regarding Bendix-related asbestos claims activity:

	Years Ended December 31,
	2023	2022
Claims unresolved at the beginning of year	5,608	6,401
Claims filed	1,803	2,014
Claims resolved	(1,894)	(2,807)
Claims unresolved at the end of year	5,517	5,608

Disease Distribution of Unresolved Claims	Years Ended December 31,
	2023	2022
Mesothelioma and other cancer claims	3,244	3,283
Nonmalignant claims	2,273	2,325
Total claims	5,517	5,608
Honeywell has experienced average resolution values per claim excluding legal costs as follows:

	Years Ended December 31,
	2023	2022	2021	2020	2019
	(in whole dollars)
Mesothelioma and other cancer claims	$66,200	$59,200	$56,000	$61,500	$50,200
Nonmalignant claims	1,730	520	400	550	3,900
The Consolidated Financial Statements reflect an estimated liability for resolution of asserted (claims filed as of the financial statement date) and unasserted Bendix-related asbestos claims, which exclude the Company’s ongoing legal fees to defend such asbestos claims which will continue to be expensed as they are incurred.
The Company reflects the inclusion of all years of epidemiological disease projection through 2059 when estimating the liability for unasserted Bendix-related asbestos claims. Such liability for unasserted Bendix-related asbestos claims is based on historic and anticipated claims filing experience and dismissal rates, disease classifications, and average resolution values in the tort system over a defined look-back period. The Company historically valued Bendix asserted and unasserted claims using a five-year look-back period. The Company reviews the valuation assumptions and average resolution values used to estimate the cost of Bendix asserted and unasserted claims during the fourth quarter each year.
The Company experienced fluctuations in average resolution values year-over-year in each of the past five years with no well-established trends in either direction. In 2023, the Company observed two consecutive years of increasing average resolution values (2023 and 2022), with more volatility in the earlier years of the five-year period (2019 through 2021). Based on these observations, the Company, during its annual review in the fourth quarter of 2023, reevaluated its valuation methodology and elected to give more weight to the two most recent years by shortening the look-back period from five years to two years (2023 and 2022). The Company believes that the average resolution values in the last two consecutive years are likely more representative of expected resolution values in future periods.
It is not possible to predict whether such resolution values will increase, decrease, or stabilize in the future, given recent litigation trends within the tort system and the inherent uncertainty in predicting the outcome of such trends. The Company will continue to monitor Bendix claim resolution values and other trends within the tort system to assess the appropriate look-back period for determining average resolution values going forward.
In 2023, the Company recognized a $522 million expense and corresponding adjustment to its estimated liability for Bendix asbestos-related claims. This amount includes $434 million attributable primarily to shortening the look-back period to the two most recent years, and to a lesser extent to increasing expected resolution values for a subset of asserted claims to adjust for higher claim values in that subset than in the modelled two-year data set.
The Company's insurance receivable corresponding to the liability for settlement of asserted and unasserted Bendix asbestos claims reflects coverage which is provided by a large number of insurance policies written by dozens of insurance companies in both the domestic insurance market and the London excess market. Based on the Company's ongoing analysis of the probable insurance recovery, insurance receivables are recorded in the financial statements simultaneous with the recording of the estimated liability for the underlying asbestos claims. This determination is based on the Company's analysis of the underlying insurance policies, historical experience with insurers, ongoing review of the solvency of insurers, judicial determinations relevant to insurance programs, and consideration of the impacts of any settlements reached with the Company's insurers.
On October 31, 2018, David Kanefsky (Plaintiff), a Honeywell shareholder, filed a putative class action complaint in the U.S. District Court for the District of New Jersey (the Court) alleging violations of the Securities Exchange Act of 1934 and Rule 10b-5 related to the prior accounting for Bendix asbestos claims. An Amended Complaint was filed on December 30, 2019, and on February 7, 2020, the Company filed a Motion to Dismiss. On May 18, 2020, the Court denied the Motion to Dismiss. On December 7, 2021, the parties filed a Stipulation of Settlement (Settlement Agreement) and Plaintiff filed a motion for preliminary approval of the Settlement Agreement, which included payment by Honeywell of $10 million to settle the claims in dispute. On January 18, 2022, the Court approved the motion for preliminary approval of the Settlement Agreement. On May 3, 2022, the Court entered a final judgment and order approving the Settlement Agreement and dismissed the action. Honeywell continues to believe the claims lacked merit and has denied wrongdoing as well as any liability for the claims made against Honeywell in the action.
GARRETT LITIGATION AND BANKRUPTCY PROCEEDINGS
In conjunction with the Garrett spin-off, the Company entered into a binding indemnification and reimbursement agreement (Garrett Indemnity) and a binding tax matters agreement (Tax Matters Agreement) with Garrett and a Garrett subsidiary. On December 2, 2019, Garrett and Garrett ASASCO Inc. filed a Summons with Notice and commenced a lawsuit in the Commercial Division of the Supreme Court of the State of New York, County of New York (the State Court), seeking to invalidate the Garrett Indemnity. Garrett sought damages and a declaratory judgment based on various claims set forth in the Summons with Notice. On July 17, 2020, the Company received a notice from Garrett asserting that the Company had caused material breaches of the Tax Matters Agreement and that the Tax Matters Agreement was unenforceable.
On September 20, 2020, Garrett and 36 of its affiliates filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). On September 24, 2020, Garrett moved the existing State Court litigation against Honeywell to the Bankruptcy Court. For the year ended December 31, 2020, the Company reviewed the aggregate carrying value of the receivable amounts due in connection with the Garrett Indemnity and Tax Matters Agreement and reduced the aggregate carrying value of the receivable by $509 million to reflect the present value of the amounts owed to the Company over the full term of these agreements.
On April 26, 2021, the Bankruptcy Court confirmed Garrett’s amended Chapter 11 plan of reorganization (the Confirmed Plan), and on April 30, 2021 (the Effective Date), Garrett emerged from bankruptcy. On the Effective Date, and in accordance with the Confirmed Plan, (i) the Company received from Garrett an initial payment of $375 million and 834.8 million shares of Garrett's Series B Preferred Stock in full and final satisfaction of the Garrett Indemnity and Tax Matters Agreement, (ii) the Garrett Indemnity and Tax Matters Agreement were terminated, (iii) the Company and Garrett mutually released each other from the claims asserted in all pending legal actions related to the Garrett Indemnity and Tax Matters Agreement, and (iv) all pending litigation between the Company and Garrett in connection with those agreements was resolved.
The original Series B Preferred Stock Certificate of Designation provided for mandatory redemptions by Garrett of $35 million in 2022 and $100 million per year from 2023 to 2030 (inclusive) at the anniversary of the Effective Date, unless (i) Garrett’s consolidated EBITDA as of the end of the most recently completed fiscal year was less than $425 million, or (ii) Garrett did not have sufficient funds available to pay the redemption, at which point the redemption amounts past due would accrue interest. The Series B Preferred Stock Certificate of Designation also included rights which allowed (a) the Company to put the Series B Preferred Stock to Garrett if certain EBITDA conditions were met, and (b) Garrett to call the Series B Preferred Stock in whole or in part if certain EBITDA conditions were met.
On September 30, 2021, Garrett filed an Amended and Restated Series B Preferred Stock Certificate of Designation (Amendment) with the Secretary of State of Delaware. The Amendment required Garrett to partially redeem a portion of the Series B Preferred Stock on or before March 31, 2022, such that the present value of remaining outstanding shares of the Series B Preferred Stock would be $400 million (First Partial Redemption), subject to applicable law, including that Garrett had funds legally available for the partial redemption. The First Partial Redemption would be applied to the latest scheduled redemption dates, beginning with the shares to be redeemed in 2030. The Amendment also provided that the Company could not exercise its right to put the Series B Preferred Stock to Garrett until after December 31, 2022, subject to the EBITDA conditions described in the above section, unless the partial redemption did not occur on or before March 31, 2022. All other material terms and conditions in the Amendment were unchanged from the original Series B Preferred Stock Certificate of Designation.
On December 16, 2021, Garrett filed a Second Amended and Restated Series B Preferred Stock Certificate of Designation (Second Amendment) with the Secretary of State of Delaware. The Second Amendment accelerated the First Partial Redemption from March 31, 2022, to December 30, 2021, and allowed Garrett to partially redeem an additional portion of the Series B Preferred Stock on or before March 31, 2022, such that the present value of remaining outstanding shares of the Series B Preferred Stock would be $207 million (Second Partial Redemption). The Second Partial Redemption is subject to similar terms as the First Partial Redemption, including that Garrett had funds legally available for the partial redemption. However, the Second Partial Redemption was also contingent upon Garrett completing the First Partial Redemption and either (i) increasing their revolving credit facility, or (ii) the Garrett Board of Directors determining that Garrett otherwise had sufficient liquidity to effect the Second Partial Redemption. The Second Partial Redemption would be applied to the earliest scheduled redemptions beginning with the shares to be redeemed on April 30, 2022.
On December 17, 2021, Garrett announced their intention to effect the First Partial Redemption on December 28, 2021, in the amount of $211 million. On December 28, 2021, Garrett paid $211 million for the amount due as the First Partial Redemption.
On February 18, 2022, Garrett early redeemed $197 million of the Series B Preferred Stock, pursuant to the terms and conditions of the Second Amended and Restated Series B Preferred Stock Certificate of Designation. Immediately following the early redemption, the fair value of the Series B Preferred Stock was $207 million.
On June 28, 2022, Garrett early redeemed all remaining shares of the Series B Preferred Stock in the amount of $212 million, pursuant to the terms and conditions of the Second Amended and Restated Series B Preferred Stock Certificate of Designation. Following the redemption, the Series B Preferred Stock were no longer outstanding.
The Company recorded the Series B Preferred Stock at fair value at the Effective Date. See Note 12 Fair Value Measurements for additional information on the fair value leveling of the Series B Preferred Stock.
PETROBRAS AND UNAOIL MATTERS
On December 19, 2022, the Company reached a comprehensive resolution to the investigations by the U.S. Department of Justice (DOJ), the Securities and Exchange Commission (SEC), and certain Brazilian authorities (Brazilian Authorities) relating to the Company's use of third parties who previously worked for the Company's UOP business in Brazil in relation to a project awarded in 2010 for Petróleo Brasileiro S.A. (Petrobras). The investigations focused on the Company’s compliance with the U.S. Foreign Corrupt Practices Act and similar Brazilian laws (UOP Matters). The comprehensive resolution also resolves DOJ and SEC investigations relating to a matter involving a foreign subsidiary’s prior contract with Unaoil S.A.M. in Algeria executed in 2011 (the Unaoil Matter).
In connection with the comprehensive resolution, (i) the Company agreed to pay a total equivalent of $202.7 million, which payment occurred in January 2023, to the DOJ, the SEC, and the Brazilian Authorities, collectively, in penalties, disgorgement, and prejudgment interest, (ii) the Company’s subsidiary, UOP, LLC (UOP), entered into a three-year Deferred Prosecution Agreement (DPA) with the DOJ for charges related to the UOP Matters, (iii) UOP entered into leniency agreements with the Brazilian authorities related to the UOP Matter in Brazil, and (iv) the Company entered into an agreement with the SEC that resolves allegations relating to the UOP Matters and the Unaoil Matter. Pursuant to these agreements, the Company agreed to undertake certain compliance measures and compliance reporting obligations. These agreements entirely resolve the Petrobras and Unaoil investigations.
OTHER MATTERS
The Company is subject to a number of other lawsuits, investigations, and disputes (some of which involve substantial amounts claimed) arising out of the conduct of the Company's business, including matters relating to commercial transactions, government contracts, product liability, prior acquisitions and divestitures, employee benefit plans, intellectual property, and environmental, health, and safety matters. The Company recognizes liabilities for any contingency that is probable of occurrence and reasonably estimable. The Company continually assesses the likelihood of adverse judgments or outcomes in such matters, as well as potential ranges of probable losses (taking into consideration any insurance recoveries), based on a careful analysis of each matter with the assistance of outside legal counsel and, if applicable, other experts.
Given the uncertainty inherent in litigation and investigations, the Company does not believe it is possible to develop estimates of reasonably possible loss (or a range of possible loss) in excess of current accruals for commitment and contingency matters, including those discussed in this Note 19. Considering the Company's past experience and existing accruals, the Company does not expect the outcome of such matters, either individually or in the aggregate, to have a material adverse effect on the Company's consolidated financial position. Because most contingencies are resolved over long periods of time, potential liabilities are subject to change due to new developments, changes in settlement strategy or the impact of evidentiary requirements, which could cause the Company to pay damage awards or settlements (or become subject to equitable remedies) that could have a material adverse effect on the Company's consolidated results of operations or operating cash flows in the periods recognized or paid.
WARRANTIES AND GUARANTEES
In the normal course of business, the Company issues product warranties and product performance guarantees. The Company accrues for the estimated cost of product warranties and performance guarantees based on contract terms and historical experience at the time of sale. Adjustments to initial obligations for warranties and guarantees are made as changes to the obligations become reasonably estimable. The following table summarizes information concerning the Company's recorded obligations for product warranties and product performance guarantees:

	Years Ended December 31,
	2023	2022	2021
Beginning of year	$213	$223	$243
Accruals for warranties/guarantees issued during the year	139	117	146
Adjustment of pre-existing warranties/guarantees	(27)	(12)	(7)
Settlement of warranty/guarantee claims	(106)	(115)	(159)
End of year	$219	$213	$223
Product warranties and product performance guarantees are included in the following balance sheet accounts:

	December 31,
	2023	2022
Accrued liabilities	$182	$175
Other liabilities	37	38
Total obligations for product warranties and product performance guarantees	$219	$213